Exhibit 99.1

FOR IMMEDIATE RELEASE

SUNOPTA ANNOUNCES THIRD QUARTER 2009 RESULTS

Toronto, Ontario, November 5, 2009 - SunOpta Inc. (“SunOpta” or “the Company”) (NASDAQ:STKL; TSX:SOY), a leading global company focused on natural, organic and specialty foods and natural health products, today announced financial results for the third quarter ended September 30, 2009. All amounts are expressed in U.S. dollars and results are reported in accordance with U.S. GAAP, except where specifically noted.

The Company realized revenues of $253.8 million in the third quarter of 2009 versus third quarter 2008 revenues of $287.7 million, a year over year decrease of 11.8%. After adjusting for revenue declines in non-food operations plus the impact on revenues due to changes in foreign exchange rates and commodity prices, food revenues declined approximately 4% in the third quarter of 2009 versus the third quarter of 2008.

For the third quarter of 2009 the Company reported a loss on a GAAP basis of ($4.7) million or ($0.07) per diluted common share. Adjusted earnings1 for the third quarter of 2009 were $4.4 million or $0.07 per diluted common share versus adjusted earnings1 in the third quarter of 2008 of $5.2 million or $0.08 per diluted common share. Third quarter results include the impact of additional pre-tax costs of $10.6 million including net non-cash charges after minority interest of $4.8 million related to the impairment of goodwill in the Company’s subsidiary, Opta Minerals Inc., pre-tax costs of $2.6 million related to ongoing product and facility rationalization efforts which includes non-cash charges of $1.0 million, pre-tax costs of $1.5 million related to the ongoing revitalization and re-launch of a number of company owned natural health products brands and additional legal, professional and banking fees of $1.7 million related to the 2007 restatement and class action settlement, a legal action in the SunOpta BioProcess Group and costs related to banking amendments. Adjusted earnings1 excluding the impact of foreign exchange gains for the third quarter of 2009 were $3.8 million or $0.06 per diluted common share versus adjusted earnings1 excluding the impact of foreign exchange of $2.4 million or $0.04 per diluted common share in the third quarter of 2008.

On a segment basis both the SunOpta Grains and Foods Group and the SunOpta Ingredients Group had very strong earnings achieving their operating income targets of 6.1% and 16.4% respectively. The SunOpta Ingredients Group realized record quarterly operating income of approximately $2.9 million. Within the Fruit Group the processed fruit ingredients and healthy fruit snack segments realized strong results as compared to the prior year, offset by losses within the frozen fruit segment due to lower than expected retail sales and additional product rationalization costs as the segment is transformed. Both the International Sourcing and Trading Group and Opta Minerals Inc. returned to positive operating income in the quarter as a result of numerous cost improvements combined with improving external markets. The Distribution Group continues to evolve its business and incurred brand re-launch costs in the quarter as well as costs to reduce inventory levels and rationalize its product portfolio.

1Adjusted earnings is not a GAAP measure. SunOpta believes adjusted earnings (adjusted for the impact of non recurring start-up and operational costs, severance and closure costs, marketing costs in support of brand relaunches and certain professional fees) provides useful information to understand the underlying performance of the business and as a result these items have been adjusted. A reconciliation of this non-GAAP measure to GAAP is included on the last page of this release.

SunOpta BioProcess continues to focus on building its business and establishing strategic partnerships with companies in the energy and petrochemical sectors.

At September 30, 2009, the Company’s balance sheet reflects a current working capital ratio of 1.70 to 1.00, long-term debt to equity ratio of 0.46 to 1.00 and total debt to equity ratio of 0.71 to 1.00. During the third quarter the Company generated cash from operating activities of $19.3 million including cash generated from working capital of $13.6 million, reflecting ongoing efforts to reduce working capital, especially inventories, across the Company. The Company also continued to focus on reducing debt and realized a decrease of approximately $19.5 million versus the second quarter of 2009 and a reduction of approximately $38.2 million versus the prior year. At September 30, 2009 the Company has total assets of $564.5 million and a net book value of $3.60 per outstanding share.

At September 30, 2009, the Company is in compliance with the amended financial covenants that were negotiated with its banking syndicate earlier this year. On October 30, 2009, the Company entered into a new three-year syndicated Asset-Based Lending (“ABL”) credit facilities. The ABL facilities amend and replace the Company’s previous credit facilities. Credit limits under the ABL facilities are based on eligible accounts receivable and inventory balances, as determined on a monthly basis. The ABL facilities also provides for a decreased interest rate premium charged on outstanding balances, which are based on new financial ratios.

For the nine months ended September 30, 2009, the Company realized revenues of $743.6 million versus revenues of $810.1 million for the nine months ended September 30, 2008. After adjusting for revenue declines in non-core food operations and the impact on revenues due to changes in foreign exchange rates and commodity prices, food revenues have declined approximately 2% versus the same period in 2008.

On a GAAP basis for the nine months ended September 30, 2009 the Company realized a loss of ($4.5) million or ($0.07) per diluted common share. Adjusted earnings1 for the nine months ended September 30, 2009 were $9.0 million or $0.14 per diluted common share versus adjusted earnings1 in the comparable period in 2008 of $13.5 million or $0.21 per diluted common share. The 2009 results include additional pre-tax costs of $17.3 million, including net non-cash charges of $4.8 million related to the impairment of goodwill in the Company’s subsidiary, Opta Minerals Inc., pre-tax costs of $6.6 million related to ongoing product and facility rationalization efforts which includes non-cash charges of $1.0 million, pre-tax costs of $2.7 million related to the ongoing revitalization and re-launch of a number of company owned natural health products brands and additional legal, professional and banking fees of $3.2 million related to the 2007 restatement and class action settlement, a legal action in the SunOpta BioProcess Group and costs related to banking amendments. Adjusted earnings1 excluding the impact of foreign exchange gains for the nine months ended September 30, 2009 were $8.7 million or $0.13 per diluted common share versus adjusted earnings1 excluding the impact of foreign exchange of $10.0 million or $0.15 per diluted common share in the nine months ended September 30, 2008.

1Adjusted earnings is not a GAAP measure. SunOpta believes adjusted earnings (adjusted for the impact of non recurring start-up and operational costs, severance and closure costs, marketing costs in support of brand relaunches and certain professional fees) provides useful information to understand the underlying performance of the business and as a result these items have been adjusted. A reconciliation of this non-GAAP measure to GAAP is included on the last page of this release.

Steve Bromley, President and Chief Executive Officer of SunOpta commented: “We are pleased with the strong results within the Grains and Foods Group, Ingredients Group and certain segments of the Fruit Group, combined with improving results within our International Sourcing and Trading Group and Opta Minerals Inc. We are confident that the changes occurring in the Frozen Fruit segment of the Fruit Group and the Distribution Group will pay dividends down the road. Our balance sheet continues to improve with reduced working capital levels, tight control on capital spending and net reductions in debt. Our primary focus continues to be the improvement of operating margins and return on assets employed, to be realized through a combination of aggressive working capital management and continuous improvement initiatives. Our new ABL credit facilities, when combined with our ongoing business improvement initiatives are expected to provide the Company with the liquidity and flexibility to support our long-term goals and commitments. We are confident that our cost control, efficiency, product development and asset utilization initiatives are key to delivering long term sustainable returns as interest in health and wellness continues to gain attention around the globe.”

As previously announced, the Company is not providing specific revenue and earnings guidance for 2009. The Company will continue to provide updates when appropriate related to material changes in business affairs resulting from changes in the business and related economic conditions.

The Company plans to host a conference call at 10:00 AM Eastern Time on Friday, November 6th, 2009, to discuss these results and recent corporate developments. The conference call can be accessed via a link at the Company’s website at www.sunopta.com. Additionally, the call may be accessed with the toll free dial-in number 1 866 439-4712 or 212-457-9845 followed by pass code: 391845#. A replay number can also be accessed between November 6th and 16th with the toll free dial-in number 1–866-439-4729 or 212-457-9846 followed by pass code: 382427#.

About SunOpta Inc.

SunOpta Inc. is an operator of high-growth ethical businesses, focusing on integrated business models in the natural and organic food and natural health markets. The Company has three business units: the SunOpta Food Group, which specializes in sourcing, processing and distribution of natural and organic food products integrated from seed through packaged products; Opta Minerals Inc. (TSX:OPM) (66.5% owned by SunOpta), a producer, distributor, and recycler of environmentally friendly industrial materials; and SunOpta BioProcess Inc. which engineers and markets proprietary steam explosion technology systems for the bio-fuel, pulp and food processing industries. SunOpta believes that each of these business units has proprietary products and services that give it a solid competitive advantage in its sector.

Forward Looking Statements

Certain statements included in this press release may be considered “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation, which are based on information available to us on the date of this release. These forward-looking statements include, but are not limited to, management’s expectations regarding future benefits of ongoing revitalization of a number natural health products brands, benefits of new banking arrangements, continued and increasing interest in the health and wellness consumer markets, as well as cost control, product development and asset utilization initiatives and working capital management and continuous improvement measures, and overall improved returns for 2009. The terms and phrases “ongoing”, “improving”, “continued”, “establishing”, “improving”, “will”, “believe”, “confident”, “to be realized”, and other similar terms and phrases are intended to identify these forward looking statements. Forward looking statements are based on information available to us on the date of this release and are based on estimates and assumptions made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors the Company believes are appropriate in the circumstances including, but not limited to, general economic conditions, applicable tax legislation, consumer trends, preferences and spending patterns, product pricing levels, current customer demand, competitive intensity, cost rationalization, product development initiatives, existing supply contracts and the terms of the Company’s credit facilities. Whether actual timing and results will agree with expectations and predications of the Company is subject to many risks and uncertainties including, but not limited to, global economic conditions, changes in consumer spending patterns and market trends, decreases in customer demand, potential failure of product development, working capital management and continuous improvement initiatives, availability and pricing of raw materials and supplies, restrictive covenants in the Company’s new credit facilities and other risks described from time to time under “Risk Factors” in the Company’s Annual Report of Form 10-K and its Quarterly Reports on Form 10-Q (available at www.sec.gov). Consequently all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized.

For further information, please contact:

SunOpta Inc.
Jeremy N. Kendall, Chairman
Steve Bromley, President & CEO
Eric Davis, Vice President & CFO
Tony Tavares, Chief Operating Officer
Susan Wiekenkamp, Information Officer
Tel: 905-455-2528, ext 103
susan.wiekenkamp@sunopta.com
Website: www.sunopta.com

SunOpta Inc.
Condensed Consolidated Statements of Operations
For the three month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

	September 30,	September 30,	%
	2009	2008	change
	$	$

Revenues	253,812	287,747	-11.8%
Cost of goods sold	215,610	246,439	-12.5%
Gross profit	38,202	41,308	-7.5%
Warehousing and distribution expenses	4,736	5,288	-10.4%
Selling, general and administrative expenses	27,434	29,445	-6.8%4
Intangible asset amortization	1,567	1,486	5.5%
Other income, net	(271)	-	n/m
Goodwill impairment	8,341	-	n/m
Foreign exchange gain	(863)	(4,345)	-80.1%
(Loss) earnings before the following	(2,742)	9,434	-129.1%
Interest expense, net	3,925	3,983	-1.5%
(Loss) earnings before income taxes	(6,667)	5,451	-222.3%
Provision for income taxes	197	1,043	-81.1%
(Loss) earnings for the period	(6,864)	4,408	-255.7%

(Loss) earnings for the period attributable to non-controlling interests	(2,192)	504	-534.9%
(Loss) earnings for the period attributable to SunOpta Inc.	(4,672)	3,904	-219.7%
(Loss) earnings per share for the period
Basic	(0.07)	0.06
Diluted	(0.07)	0.06

SunOpta Inc.
Condensed Consolidated Statements of Operations
For the nine month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

	September 30,	September 30,	%
	2009	2008	change
	$	$
Revenues	743,611	810,136	-8.2%
Cost of goods sold	633,681	682,759	-7.2%
Gross profit	109,930	127,377	-13.7%
Warehousing and distribution expenses	13,691	16,182	-15.4%
Selling, general and administrative expenses	81,565	91,956	-11.3%
Intangible asset amortization	4,330	4,252	1.8%
Other income, net	(348)	-	n/m
Goodwill impairment	8,341	-	n/m
Foreign exchange gain	(582)	(5,336)	-89.1%
Earnings before the following	2,933	20,323	-85.6%
Interest expense, net	10,266	(10,484)	-2.1%
(Loss) earnings before income taxes	(7,333)	9,839	-174.5%
(Recovery of) provision for income taxes	(36)	2,165	-101.7%
(Loss) earnings for the period	(7,297)	7,674	-195.1%

(Loss) earnings for the period attributable to non-controlling interests	(2,748)	1,565	-275.6%
(Loss) earnings for the period attributable to SunOpta Inc.	(4,549)	6,109	-174.5%
(Loss) earnings per share for the period
Basic	(0.07)	0.10
Diluted	(0.07)	0.09

SunOpta Inc.
Condensed Balance Sheet
As at September 30, 2009 and December 31, 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30,	December 31,
	2009	2008
	$	$
Assets
Current assets
Cash and cash equivalents	20,721	24,755
Accounts receivable	105,100	95,129
Inventories	178,217	200,689
Prepaid expenses and other current assets	16,855	14,448
Current income taxes recoverable	713	595
Deferred income taxes	5,920	493
	327,526	336,109
Property, plant and equipment	112,190	110,641
Goodwill	49,026	54,022
Intangible assets	62,580	63,161
Deferred income taxes	12,559	16,160
Other assets	596	954
	564,477	581,047
Liabilities
Current liabilities
Bank indebtedness	59,264	67,164
Accounts payable and accrued liabilities	103,658	106,989
Customer and other deposits	574	1,228
Other current liabilities	2,920	4,437
Current portion of long-term debt	26,544	12,174
Current portion of long-term liabilities	12	1,362
	192,972	193,354
Long-term debt	80,206	99,353
Long-term liabilities	3,471	5,017
Deferred income taxes	13,491	13,614
	290,140	311,338
Preferred shares of a subsidiary company	28,089	27,796
Equity
SunOpta Inc. Shareholders’ Equity
Capital stock	178,485	177,858
64,915,443 common shares (2008 – 64,493,320)
Additional paid in capital	7,839	6,778
Retained earnings	36,360	40,909
Accumulated other comprehensive income	11,042	1,266
Total SunOpta Inc. Shareholders’ Equity	233,726	226,811
Non-controlling interest	12,522	15,102
Total Equity	246,248	241,913
	564,477	581,047

SunOpta Inc.
Condensed Consolidated Statements of Cash Flow
For the three month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30,	September 30,
	2009	2008
	$	$
Cash provided by (used in)
Operating activities
(Loss) earnings for the period	(6,864)	4,408
Items not affecting cash
Amortization	4,765	4,838
Goodwill impairment	8,341	-
Stock-based compensation	376	273
Non-cash interest accretion	322	192
Unrealized gain on foreign exchange	(169)	(1,655)
Deferred income taxes	(1,328)	(100)
Other	193	(596)
Changes in non-cash working capital, net of businesses acquired	13,630	16,344
	19,266	23,704
Investing activities
Purchases of property, plant and equipment, net	(2,163)	(1,388)
Payment of deferred purchase consideration	-	(1,204)
Purchase of patents, trademarks and other intangible assets	(165)	(375)
Acquisition of businesses, net of cash acquired	-	(1,302)
Decrease in short-term investment	1,500	-
Other	2,041	-
	1,213	(4,269)
Financing activities
Decrease in line of credit facilities	(18,996)	(19,716)
Repayment of long-term debt	(3,141)	(2,694)
Borrowings under long-term debt	-	1,999
Proceeds from the issuance of common shares	215	557
Other	(1)	340
	(21,923)	(19,514)
Foreign exchange gain on cash held in a foreign currency	573	72
Decrease in cash and cash equivalents during the period	(871)	(7)
Cash and cash equivalents – beginning of the period	21,592	9,123
Cash and cash equivalents – end of the period	20,721	9,116

SunOpta Inc.
Condensed Consolidated Statements of Cash Flow
For the nine month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30,	September 30,
	2009	2008
	$	$
Cash provided by (used in)
Operating activities
(Loss) earnings for the period	(7,297)	7,674
Items not affecting cash
Amortization	14,400	14,351
Goodwill impairment	8,341	-
Stock-based compensation	1,061	764
Non-cash interest accretion	932	628
Unrealized (gain) loss on foreign exchange	(403)	(1,266)
Deferred income taxes	(1,265)	(25)
Other	(334)	(527)
Changes in non-cash working capital, net of businesses acquired	10,786	(8,863)
	26,221	12,736
Investing activities
Purchases of property, plant and equipment, net	(11,006)	(6,918)
Payment of deferred purchase consideration	(1,500)	(1,959)
Purchase of patents, trademarks and other intangible assets	(367)	(497)
Acquisition of businesses, net of cash acquired	-	(5,413)
Increase in short-term investments	-	(20,000)
Other	(191)	169
	(13,064)	(34,618)
Financing activities
Decrease in line of credit facilities	(9,750)	(2,735)
Repayment of long-term debt	(9,670)	(12,947)
Borrowings under long-term debt	716	15,074
Proceeds from the issuance of common shares	627	817
Other	60	440
	(18,017)	649
Foreign exchange gain on cash held in a foreign currency	826	47
Decrease in cash and cash equivalents during the period	(4,034)	(21,186)
Cash and cash equivalents – beginning of the period	24,755	30,302
Cash and cash equivalents – end of the period	20,721	9,116

SunOpta Inc.
Segmented Information
For the three month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

					Three months ended
					September 30, 2009
	SunOpta		SunOpta
	Food Group	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	237,067	16,745	-	-	253,812
Segment Operating Income	5,957	1,290	(874)	(1,045)	5,328

The SunOpta Food Group has the following segmented reporting:

					Three months ended
					September 30, 2008
	SunOpta
	Grains	SunOpta	SunOpta		SunOpta	SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Food Group
	$	$	$	$	$	$
Total revenues from external customers	86,290	17,385	35,870	39,511	58,011	237,067
Segment Operating Income	5,257	2,859	(1,745)	374	(788)	5,957

					Three months ended
					September 30, 2008
	SunOpta		SunOpta
	Food Group	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	257,833	29,440	474	-	287,747
Segment Operating Income	5,598	2,536	(1,541)	2,841	9,434

The SunOpta Food Group has the following segmented reporting:

					Three months ended
					September 30, 2008
	SunOpta
	Grains	SunOpta	SunOpta		SunOpta	SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Food Group
	$	$	$	$	$	$
Total revenues from external customers	88,193	16,553	39,283	51,111	62,693	257,833
Segment Operating Income	3,171	700	(1,047)	1,153	1,621	5,598

(Segment Operating Income is defined as “Earnings before the following” excluding the impact of “other expense, net” and “goodwill impairment”)

SunOpta Inc.
Segmented Information
For the nine month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

					Nine months ended
					September 30, 2009
	SunOpta		SunOpta
	Food Group	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	697,669	45,810	132	-	743,611
Segment Operating Income	16,497	429	(2,468)	(3,532)	10,926

The SunOpta Food Group has the following segmented reporting:

					Nine months ended
					September 30, 2009
	SunOpta
	Grains	SunOpta	Berry		SunOpta	SunOpta
	and Foods	Ingredients	Operations	IST	Distribution	Food Group
	$	$	$	$	$	$
Total revenues from external customers	250,346	47,138	113,331	113,804	173,050	697,669
Segment Operating Income	14,405	5,571	(2,279)	(789)	(411)	16,497

					Nine months ended
					September 30, 2008
	SunOpta		SunOpta
	Food Group	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	733,001	76,058	1,077	-	810,136
Segment Operating Income	20,877	7,891	(3,181)	(5,264)	20,323

The SunOpta Food Group has the following segmented reporting:

					Nine months ended
					September 30, 2008
	SunOpta
	Grains	SunOpta	SunOpta		SunOpta	SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Food Group
	$	$	$	$	$	$
Total revenues from external customers	247,235	50,327	117,912	116,411	201,116	733,001
Segment Operating Income	14,265	2,304	(7,021)	3,038	8,291	20,877

(Segment Operating Income is defined as “Earnings before the following” excluding the impact of “other expense, net” and “goodwill impairment”)

SunOpta Inc.
Non-GAAP Reconciliation
For the three month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the Three Months Ended September 30,
	2009		2009	2008
	GAAP	Adjustments	Adjusted	Adjusted

Revenues	253,812	-	253,812	287,747
Cost of goods sold	215,610	(2,251)	213,359	245,179
Gross profit	38,202	2,251	40,453	42,568
Warehousing and distribution expenses	4,736	-	4,736	5,288
Selling, general and administrative expenses	27,434	(1,987)	25,447	29,030
Intangible asset amortization	1,567	-	1,567	1,486
Other income, net	(271)	188	(83)	-
Goodwill impairment	8,341	(8,341)	-	-
Foreign exchange gain	(863)	-	(863)	(4,345)
(Loss) earnings before the following	(2,742)	12,391	9,649	11,109
Interest expense, net	3,925	(675)	3,250	3,983
(Loss) earnings before income taxes	(6,667)	13,066	6,399	7,126
Provision for income taxes	197	1,593	1,790	1,385
(Loss) earnings for the period	(6,864)	11,473	4,609	5,741

(Loss) earnings for the period attributable to non-controlling interests	(2,192)	2,422	230	504

(Loss) earnings for the period attributable to SunOpta Inc.	(4,672)	9,051	4,379	5,237
(Loss) earnings per share for the period
Basic	(0.07)	0.14	0.07	0.08
Diluted	(0.07)	0.14	0.07	0.08

SunOpta Inc.
Non-GAAP Reconciliation
For the three month periods ended September 30, 2009 and 2008 (continued)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	Three months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
	Impact on (loss)	Impact on (loss)
	earnings before	earnings before
	income taxes	income taxes
Costs to rationalize product offerings in the Fruit Group	2,021	-
Costs in support of brand re-launches	642	-
Non-recurring start-up and operational costs	165	1,260
Business interruption proceeds received	(577)	-
Cost of sales	2,251	1,260
Marketing costs in support of brand re-launches	904	-
Professional fees incurred in relation to the 2007 restatement	747	1,695
Legal costs incurred related to SunOpta BioProcess litigation	289	400
Severance costs and related plant closure expenses	47	(1,680)
Selling, general and administrative expense	1,987	415
Impairment of long-lived assets	997	-
Elimination of long-term liability at Opta Minerals	(1,110)	-
Sale of rights in the Ingredients Group	(75)	-
Other expense, net	(188)	-
Goodwill impairment at Opta Minerals	8,341	-
Goodwill impairment	8,341	-
Non-cash amortization of amended financing fees	675	-
Interest expense, net	675	-
Total adjustments to (loss) earnings before income taxes	13,066	1,675

	Impact on (loss)	Impact on (loss)
	earnings for the period	earnings for the period
	attributable to	attributable to
	SunOpta Inc.	SunOpta Inc.
Tax impact of adjustments noted above	1,593	342
Provision for income taxes	1,593	342

Goodwill impairment and elimination of long-term liability at Opta Minerals	(2,422)	-
(Loss) earnings for the period attributable to non- controlling interests	(2,422)	-

Total adjustments to (loss) earnings for the period attributable to SunOpta Inc.	9,051	1,333

SunOpta Inc.
Non-GAAP Reconciliation
For the nine month periods ended September 30, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the Nine Months Ended September 30,
	2009		2009	2008
	GAAP	Adjustments	Adjusted	Adjusted

Revenues	743,611	-	743,611	810,136
Cost of goods sold	633,681	(5,434)	628,247	680,684
Gross profit	109,930	5,434	115,364	129,452
Warehousing and distribution expenses	13,691	-	13,691	16,182
Selling, general and administrative expenses	81,565	(4,906)	76,659	83,665
Intangible asset amortization	4,330	-	4,330	4,252
Other income, net	(348)	116	(232)	-
Goodwill impairment	8,341	(8,341)	-	-
Foreign exchange gain	(582)	-	(582)	(5,336)
Earnings before the following	2,933	18,565	21,498	30,689
Interest expense, net	10,266	(1,125)	9,141	10,484
(Loss) earnings before income taxes	(7,333)	19,690	12,357	20,205
(Recovery of) provision for income taxes	(36)	3,670	3,634	5,149
(Loss) earnings for the period	(7,297)	16,020	8,723	15,056

(Loss) earnings for the period attributable to non- controlling interests	(2,748)	2,422	(326)	1,565

(Loss) earnings for the period attributable to SunOpta Inc.	(4,549)	13,598	9,049	13,491
(Loss) earnings per share for the period
Basic	(0.07)	0.21	0.14	0.21
Diluted	(0.07)	0.21	0.14	0.21

SunOpta Inc.
Non-GAAP Reconciliation
For the nine month periods ended September 30, 2009 and 2008 (continued)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
	Impact on (loss)	Impact on (loss)
	earnings before	earnings before
	income taxes	income taxes

Non-recurring start-up and operational costs	2,648	2,075
Costs to rationalize product offerings in the Fruit Group	2,021	-
Costs in support of brand re-launches	1,342	-
Business interruption proceeds received	(577)	-
Cost of sales	5,434	2,075
Severance costs and related plant closure expenses	1,487	264
Marketing costs in support of brand re-launches	1,363	-
Professional fees incurred in relation to the 2007 restatement	1,087	7,367
Legal costs incurred related to SunOpta BioProcess litigation	969	660
Selling, general and administrative expense	4,906	8,291
Impairment of long-lived assets	1,069	-
Elimination of long-term liability at Opta Minerals	(1,110)	-
Sale of rights in the Ingredients Group	(75)	-
Other income, net	(116)	-
Goodwill impairment at Opta Minerals	8,341	-
Goodwill impairment	8,341	-
Non-cash amortization of amended financing fees	1,125	-
Interest expense, net	1,125	-
Total adjustments to (loss) earnings before income taxes	19,690	10,366

	Impact on (loss)	Impact on (loss)
	earnings for the period	earnings for the period
	attributable to	attributable to
	SunOpta Inc.	SunOpta Inc.
Tax impact of adjustments noted above	3,670	2,984
Provision for income taxes	3,670	2,984

Goodwill impairment and elimination of long-term liability at Opta Minerals	(2,422)	-
(Loss) earnings for the period attributable to non- controlling interests	(2,422)	-
Total adjustments to (loss) earnings for the period attributable to SunOpta Inc.	13,598	7,382